ANNUAL REPORT
SEPTEMBER 30, 2002

                                 REYNOLDS FUNDS
                              NO-LOAD MUTUAL FUNDS

REYNOLDS
BLUE CHIP GROWTH FUND
SEEKING LONG-TERM CAPITAL APPRECIATION,
WITH CURRENT INCOME A SECONDARY OBJECTIVE

REYNOLDS
OPPORTUNITY FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
U.S. GOVERNMENT BOND FUND
SEEKING A HIGH LEVEL OF CURRENT INCOME

REYNOLDS
MONEY MARKET FUND
SEEKING A HIGH LEVEL OF CURRENT INCOME
CONSISTENT WITH A STABLE NET ASSET VALUE

                                 1-800-773-9665
                             WWW.REYNOLDSFUNDS.COM

                                 REYNOLDS FUNDS

Dear Fellow Shareholders:                                    November 15, 2002

  The recessionary influences and uncertain growth in the U.S. economy that caused a decline in the major stock markets in 2000 through 2002 have abated somewhat and we anticipate that the economic recovery that is underway will be reflected in higher stock prices in the future. Weakness in capital spending by corporations, concerns of national security, confidence in our accounting systems, some corporate wrong doings and a possible war in the Middle East have caused a delay in the normal stock market recovery from the recent economic slowdown. These factors have caused many investors to seek safe investments in money market funds (currently at historically high levels in terms of total assets) and high quality bonds even though the returns in these investments are low compared to historical levels.

  Long-term we are very optimistic as the U.S. economy has many basic underlying strengths and should grow and prosper over the long-term. In the Reynolds stock funds we emphasize investments in companies that are well capitalized, world and industry leaders. We feel that these high quality companies are well positioned for strong returns as investors rebuild their investments in America's great companies.

  The slowdown in the economy affected many segments of the stock market including many of the companies that were market leaders in 1999 and early 2000. As a result, the Standard & Poor's 500 Index, as well as all other major market indexes, declined during the two-year period ended September 2002. The stock market decline caused many market averages and portfolios to retrace the gains of 1999 and 2000 and brought us back to prices for many companies that equaled 1998 valuations. The Reynolds Blue Chip Growth, Reynolds Opportunity and Reynolds Fund, which emphasize investments in high quality growth companies, also experienced negative returns during this same period.

  Since January 2001, the Federal Reserve has lowered interest rates twelve times in an attempt to stimulate the economy. The Federal Government has also pursued economic stimulus through individual tax refunds and tax rate reductions. These measures have had a positive influence on the U.S. economy. Gross Domestic Product (GDP) should increase 2.4% in 2002 and accelerate to 3.0% growth in 2003. The strengthening economy should improve the growth prospects for high quality companies and the stock prices of our core holdings. At current price levels we believe that investments in high quality companies are very attractive. During the one month period ended October 30, 2002 the Reynolds Blue Chip Growth Fund increased +14.2%, the Reynolds Opportunity Fund increased +10.1% and the Reynolds Fund increased +11.3%.

                  LONG-TERM INVESTING IN HIGH QUALITY COMPANIES

  The long-term strategy of the Reynolds stock funds is to invest in high quality, industry-dominant companies. Occasionally, these companies go out of favor for a while. However, these companies continue to build value as their earnings grow and it is only a matter of time before their stocks begin appreciating again. These key stocks held in the Reynolds stock funds are the #1 companies in the world in their respective industries:

   American Express - Financial Services
   AOL Time Warner - Entertainment/Media
   Best Buy - Retail Specialty (Consumer Electronics)
   Chevron Texaco - Energy
   Cisco - Computer Networking
   Citigroup - Banks
   Coca-Cola (the best known brand name
     in the world) /Pepsico - Beverages
   Dell Computer - Computer & Peripherals
     (Personal Computers)
   Walt Disney - Entertainment/Media
   General Electric - Electrical Equipment
   Hewlett-Packard - Computer & Peripherals (Printers)
   Home Depot - Building (Material Retailers)
   IBM - Computer & Peripherals (Large Computers)
   Intel / Texas Instruments - Semiconductors
   Johnson & Johnson / Abbott Laboratories -
     Medical Supplies
   Merck / Pfizer - Drugs
   Microsoft - Application Software
   Nokia - Wireless Communications
   Colgate-Palmolive - Household Products
   Schlumberger - Energy
   Charles Schwab - Financial Services
   Wal-Mart Stores / Costco - Retail Stores

       LOW INTEREST RATES ARE A SIGNIFICANT POSITIVE FOR STOCK VALUATIONS

  The Federal Reserve Board has lowered short-term interest rates twelve times. Lower interest rates usually result in higher stock valuations for many reasons including:

   (1) Borrowing costs of corporations are lower resulting in higher business confidence and profits.
   (2) Borrowing costs of individuals are lower which increases consumer confidence and spending.
   (3) Cash/money market funds are less attractive as an alternative investment to stocks.
   (4) A company's stock is usually valued by placing a present value on that company's future stream of earnings and dividends. The present value should be higher when inflation and interest rates are low.

                        THE REYNOLDS BLUE CHIP GROWTH FUND

  The Reynolds Blue Chip Growth Fund has investments in many of the premier worldwide growth companies. These companies have proven management, strong financials including low debt and high return on equity, leading research and development, and dominant worldwide products with good unit sales growth. The probabilities highly favor that the diversified group of industry leading companies held in the Blue Chip Fund will remain industry leaders over the long-term, strongly increase their earnings, and significantly increase shareholder wealth.

  Since its inception in 1988, the Blue Chip Fund's performance has been featured in many financial publications and shows including: America Online, Bloomberg, Business Week, CNBC, CNN, CNNfn, Consumer Reports, Fortune, Investor's Business Daily, Kiplinger's, Louis Ruykeyser's Mutual Funds, Money, Morningstar, Mutual Funds Magazine, Schwab, Smart Money, Standard & Poor's The Outlook and Select Funds, USA Today, New York Times, The Wall Street Journal, Wall Street Week, Wizards of Wall Street and Worth Magazine.
                  ----------------------

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2002)

                                            TOTAL RETURN     ANNUALIZED RETURN
                                            ------------     -----------------
Since inception (August 12, 1988)             122.45%              5.82%
Ten Years                                      41.56%              3.54%
Five Years                                    (36.86)%            (8.79)%
One Year                                      (34.04)%

                         THE REYNOLDS OPPORTUNITY FUND

  The Reynolds Opportunity Fund generally invests in medium and large size high quality companies that have proven themselves in the marketplace and are leaders in their industries. These well-managed companies usually have sales of more than $500 million and are demonstrating strong earnings growth from proprietary innovative products.

  A long-term investment in the Reynolds Opportunity Fund should be a good complement to a long-term investment in the Reynolds Blue Chip Growth Fund and the Reynolds Fund. We are making a high probability bet with the companies in the Opportunity Fund, just as we are with the companies in the Blue Chip and Reynolds Funds, that the majority of the companies within a well diversified group of proven worldwide leading companies will continue to be leaders and strongly increase their earnings and shareholder wealth in the future.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2002)

                                            TOTAL RETURN     ANNUALIZED RETURN
                                            ------------     -----------------
Since inception (January 30, 1992)             17.71%              1.54%
Ten Years                                      33.00%              2.89%
Five Years                                    (39.61)%            (9.60)%
One Year                                      (33.02)%

                               THE REYNOLDS FUND

  The Reynolds Fund is a general stock fund and is intended to be a long-term investment holding. The Fund may own common stocks of all types and sizes and will mainly invest in high quality common stocks of U.S. headquartered companies. While the Fund will generally invest in "growth" stocks, it may also invest in "value" stocks.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2002)

                                            TOTAL RETURN     ANNUALIZED RETURN
                                            ------------     -----------------
Since inception (October 1, 1999)             (69.90)%            (32.98)%
One year                                      (30.80)%

                     THE REYNOLDS U.S. GOVERNMENT BOND FUND

  The Reynolds U.S. Government Bond Fund emphasizes high quality investments in U.S. Treasury Bonds, Treasury Notes and Treasury Bills of varying maturities. As of September 30, 2002, the assets were invested 92.8% in U.S. Treasury Securities and 7.2% in high quality cash equivalents.

  The Reynolds U.S. Government Bond Fund is designed to satisfy many of the fixed income objectives of investors. For example, the Bond Fund is actively managed and is invested in bonds having many different maturities, which reduces the risk that a large percentage of the bonds in the Fund mature at an inopportune time for reinvestment. The Bond Fund had a dollar weighted average maturity of 1.1 years on September 30, 2002. The average maturity of the bonds in the Fund is continually reevaluated and adjusted based on short- and long-term economic, inflation, and interest rate forecasts.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2002)

                                            TOTAL RETURN     ANNUALIZED RETURN
                                            ------------     -----------------
Since inception (January 30, 1992)             63.78%              4.73%
Ten Years                                      53.52%              4.38%
Five Years                                     23.97%              4.39%
One Year                                        1.72%

                         THE REYNOLDS MONEY MARKET FUND

  The Reynolds Money Market Fund offers unlimited check writing with no minimum amount per check. The Reynolds Money Market Fund is designed to provide for investor's short-term cash management needs. For ease of redemption, the Money Market Fund offers: (1) check writing ($.20 printing charge per check); or (2) telephone redemption where either a check is mailed to the shareholder, or money may be wired to the shareholder's bank account ($15.00 wiring charge - no charge if part of the systematic withdrawal plan which has a $100 minimum withdrawal). As of September 30, 2002, the dollar weighted average days to maturity of the Money Market Fund was 29.4 days.

  The Reynolds Money Market Fund's yield should vary with the rate of inflation over the years. Its yield is usually higher than inflation and higher than or approximately the same as most brokerage-firm sponsored money market funds. Brokerage-firm sponsored money market funds typically have higher expense structures due to their higher marketing costs. The Reynolds Money Market Fund's yield is almost always higher than rates paid by most short-term bank accounts. The rates paid by banks are lower because banks typically have higher overhead.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2002)

                                            TOTAL RETURN     ANNUALIZED RETURN
                                            ------------     -----------------
Since inception (January 30, 1991)             60.11%              4.12%
Ten Years                                      48.96%              4.07%
Five Years                                     21.72%              4.01%
One Year                                        1.03%

                              ECONOMIC DISCUSSION
                               THE WORLD ECONOMY

  There are more than 1.5 billion people in the world that will be experiencing a higher standard of living and using and consuming many products as capitalism grows in many countries such as China and Eastern Europe. Many other countries, such as India and Latin America, have rapidly emerging middle classes, who desire western goods and services and governments that are encouraging foreign investment.

  Worldwide inflation remains low. There are many reasons for this including: worldwide growth has slowed, committed central bankers, fiscal restraint by governments, worldwide competition for products and labor is keeping costs low, economic systems are more efficient, and the recent slowdown in the U.S. economy. In addition, cost cutting and restructuring is spreading to many countries, more efficient private-sector operations are replacing inefficient state-run enterprises, and excess capacity exists in many markets. The Blue Chip, Opportunity and Reynolds Funds are well positioned to participate in these long-term worldwide growth trends through their investments in U.S. headquartered and foreign headquartered companies.

                                THE U.S. ECONOMY

  The Federal Reserve cut interest rates significantly in the last two years in an effort to stimulate confidence in both corporate and consumer decision making and to reduce borrowing costs to businesses and consumers. In addition, the Federal Government pursued economic stimulus through individual tax refunds and tax rate reductions. These measures should have a positive effect on the growth prospects for high quality companies and should have a positive effect on the stock prices of our core holdings. These measures have had a positive influence on the U. S. economy as GDP increased 5.0% in the first quarter of 2002, 1.3% in the second quarter and 3.1% in the quarter ended September 30, 2002. Consumer spending represents approximately 65% of GDP and has been a strong positive. GDP increased 1.0% in 2001, 4.2% in 2000, 4.1% in 1999 and 4.3% in 1998. GDP is
currently estimated to increase 2.4% in 2002 and 3.0% in 2003.

  U.S. inflation is low relative to the last thirty years due to such factors as the recent weakness in the U.S. economy, global competition, advances in technology resulting in increasing productivity and technology innovations that are helping to lower production and distribution costs. U.S. inflation increased 3.1% in 2001, after increasing 3.4% in 2000, 2.2% in 1999 and 1.5% in 1998. U.S.
inflation is estimated to increase 1.6% in 2002 and 2.5% in 2003.

                               INVESTMENT OUTLOOK

  There are many investment positives. Among them are: (1) the current stock prices of many high quality companies are low compared to historic valuations;
(2) interest rates have been lowered by the Federal Reserve while inflation remains at a low level; (3) the Federal Government has implemented economic stimulus through individual tax refunds and tax rate reductions; (4) U.S. industry is more competitive than at any time in the past quarter century and U.S. companies are the leaders in the majority of industries worldwide; (5) U.
S. productivity continues to increase; and (6) the Internet is beginning to produce efficiencies.

                      INFORMATION ABOUT THE REYNOLDS FUNDS

  REYNOLDSFUNDS.COM WEB SITE: You can now access current information about your investment holdings via our web site, reynoldsfunds.com. You must first create a personal identification number (PIN) on our web site by going to the section "View Account" then "Create PIN". You will be able to view your account list, account detail (including balances), transaction history, distributions, and current Fund prices. Additional information available includes quarterly updates on the returns of the five Funds, top ten holdings of each equity portfolio, and industry percentages. Also detailed statistics and graphs of past performances regarding the Reynolds Funds with links to Quicken.com and Multex Investor.

  FOR AUTOMATIC CURRENT DAILY NET ASSET VALUES: Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours-a-day, seven days a week and press any key and follow the voice instructions. The updated current net asset values for all of the Reynolds Funds are usually available each business day after 5 P.M. (PST).

  FOR REYNOLDS MONEY MARKET FUND CURRENT ONE AND SEVEN DAY YIELDS: Call 1-800-773-9665 and press any key and follow the voice instructions.

  FOR SHAREHOLDERS TO AUTOMATICALLY ACCESS THEIR CURRENT ACCOUNT INFORMATION:
Call 1-800-773-9665 (twenty-four hours-a-day, seven days a week), press any key, then "2" and enter your 10 digit account number which appears at the top left of your statement.

  TO SPEAK TO A FUND REPRESENTATIVE REGARDING QUESTIONS, CURRENT ACCOUNT INFORMATION AND CURRENT DAILY NET ASSET VALUES: Call 1-800-773-9665 and press "0" from 6 A.M. to 5 P.M. (PST).

  SHAREHOLDER STATEMENT FREQUENCY: Consolidated statements summarizing all Reynolds Funds held by a shareholder are sent quarterly. In addition, individual Fund statements are sent whenever a transaction occurs. These transactions are:
(1) Blue Chip, Opportunity and Reynolds Funds statements are sent twice a year when and if any ordinary income or capital gains are distributed; and (2) statements are sent for any of the Funds when a shareholder purchases or redeems shares.

  TAX REPORTING: Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Reynolds Funds are also reported in January.

  NEWSPAPER LISTING OF NET ASSET VALUE: The Blue Chip, Opportunity and Reynolds Funds are listed in many major daily newspapers. Many newspapers have a separate heading listed alphabetically for the Reynolds Funds. The Blue Chip Fund, Opportunity Fund and Reynolds Fund appear under that heading. The Blue Chip Fund has the symbol BluChpGr or Blue Chip, the Opportunity Fund has the symbol Oppty or Opportunity, and the Reynolds Fund has the symbol Reyn Fd or Reynlds Fnd.

  NASDAQ SYMBOLS: Reynolds Blue Chip Growth Fund - RBCGX, Reynolds Opportunity Fund - ROPPX, Reynolds Fund - REYFX, Reynolds U.S. Government Bond Fund - RUSGX, Reynolds Money Market Fund - REYXX.

  MINIMUM INVESTMENT: $1,000 for regular and retirement accounts. ($100 for additional investments for all accounts - except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

  PROTOTYPE PLANS FOR RETIREMENT PLANS: All types are offered including the Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, 401k, SEP IRA, 403b and Keogh Plans.

  AUTOMATIC INVESTMENT PLAN: There is no charge to automatically debit your checking account or your savings account to invest in any of the Reynolds Funds ($50 minimum) at periodic intervals to make automatic purchases in any of the Reynolds Funds. This is useful for dollar cost averaging.

  SYSTEMATIC WITHDRAWAL PLAN: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in any of the Reynolds Funds as often as monthly and send a check to you or transfer funds to your bank account.

  EXCHANGES OR REGULAR REDEMPTIONS: As often as desired - no charge.

  PORTFOLIO MANAGER: Frederick Reynolds is the portfolio manager of each of the Reynolds Funds.

  THE REYNOLDS FUNDS ARE NO-LOAD: No front-end sales commissions or redemption fees ("loads") are charged. Over 40% of all mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or "load" in which up to 5% of a shareholder's assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or "load" which is typically deducted from a shareholder's account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder's return. The Reynolds Funds are No-Load as they do not have these extra charges.

  We appreciate your continued confidence in the Reynolds Funds and would like to welcome our new shareholders. One hundred percent of our company's pension plan is invested in the Reynolds Funds. We look forward to strong results in the future.

Sincerely,

/s/Frederick L. Reynolds

Frederick L. Reynolds
President

      80 East Sir Francis Drake Blvd. o Larkspur, CA 94939 o 415-461-7860

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Funds unless accompanied or preceded by the Funds' current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Reynolds Blue Chip Growth Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

 The slowdown in the U. S. economy during 2001-2002 affected all segments of the stock market including many of the companies that were market leaders in 1999 and early 2000. In addition, questions of accounting accuracy and creditability as well as the revelation of some corporate wrong doings caused many investors to reduce their stock market holdings. Also, terrorism affected the U. S. and worldwide economies and the uncertainly of a potential war in the Middle East caused additional caution on the part of stock market investors. As a result, the Standard & Poor's (S&P) 500 Index, as well as all other major market indexes, declined during the Reynolds Blue Chip Growth Fund's fiscal year ended September 30, 2002. The Blue Chip Fund underperformed the S&P 500 Index during this period. High quality growth companies, such as the ones owned in the Blue Chip Fund, are generally more volatile than the overall market. Their prices tend to rise faster than the market averages in advancing markets and decline faster than the market averages in correcting markets. This was the case again in the most recent market correction. The Blue Chip Fund was also adversely affected by its larger holdings in technology companies. The earnings of many of these companies were negatively impacted by the economic slowdown which impacted their stock prices.

 The Federal Reserve has lowered interest rates twelve times since January 2001 to 40-year lows in an attempt to stimulate the economy. The Federal Government has also pursued economic stimulus through individual tax refunds and tax rate reductions. We feel that these measures will have a positive effect on the U. S. economy by continuing to stimulate consumer spending and reviving capital spending by corporations. These factors should enhance the growth prospects and earnings for high quality companies and have a positive effect on the stock prices of our core holdings. The effects of lower interest rates should also favor stocks as compared to other classes of investments. The Reynolds Blue Chip Growth Fund emphasizes investments in a diversified portfolio of well-established "blue chip" companies that have strong earnings growth prospects, are industry leaders and are widely held by individual and institutional investors.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500 INDEX(1)<F1>

                          AVERAGE ANNUAL TOTAL RETURN

                 1-YEAR              5-YEAR             10-YEAR
                 ------              ------             -------
                -34.04%              -8.79%              3.54%

     Date           Reynolds Blue Chip Growth Fund            S&P 500 Index
     ----           ------------------------------            -------------
    9/30/92                    $10,000                           $10,000
    9/30/93                     $9,550                           $11,300
    9/30/94                     $9,798                           $11,707
    9/30/95                    $13,257                           $15,195
    9/30/96                    $15,657                           $18,295
    9/30/97                    $22,420                           $25,741
    9/30/98                    $26,225                           $28,097
    9/30/99                    $38,960                           $35,908
    9/30/00                    $48,053                           $40,678
    9/30/01                    $21,460                           $29,849
    9/30/02                    $14,155                           $23,733

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F1> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Reynolds Blue Chip Growth Fund
STATEMENT OF NET ASSETS
September 30, 2002

  SHARES                                                              VALUE
  ------                                                              -----
LONG-TERM INVESTMENTS -- 94.0% (A)<F3>

COMMON STOCKS -- 92.0% (A)<F3>

               APPLICATION SOFTWARE -- 7.5%
     58,000    Microsoft Corp.*<F2>                                $ 2,536,920
    374,864    Oracle Corp.*<F2>                                     2,946,431
     95,000    Siebel Systems, Inc.*<F2>                               546,250
                                                                   -----------
                                                                     6,029,601

               BANKS -- 0.5%
     12,833    Citigroup Inc.                                          380,498

               BEVERAGES -- 1.8%
      6,000    The Coca-Cola Co.                                       287,760
     32,000    PepsiCo, Inc.                                         1,182,400
                                                                   -----------
                                                                     1,470,160

               BUILDING -- 3.3%
    101,250    Home Depot, Inc.                                      2,642,625

               COMMUNICATION EQUIPMENT -- 0.3%
    154,000    L.M. Ericsson
                 Telephone Co. ADR*<F2>                                 55,440
    105,500    JDS Uniphase Corp.*<F2>                                 205,514
                                                                   -----------
                                                                       260,954

               COMPUTER NETWORKING -- 7.2%
    532,000    Cisco Systems Inc.*<F2>                               5,575,360
     30,000    Juniper Networks, Inc.*<F2>                             144,000
                                                                   -----------
                                                                     5,719,360

               COMPUTER & PERIPHERALS -- 5.9%
     17,000    Dell Computer Corp.*<F2>                                399,670
    210,000    EMC Corp. (Mass.)*<F2>                                  959,700
    137,000    Hewlett-Packard Co.                                   1,598,790
      9,400    International Business
                 Machines Corp.                                        548,866
    144,858    Palm, Inc.*<F2>                                         107,195
    436,000    Sun Microsystems, Inc.*<F2>                           1,129,240
                                                                   -----------
                                                                     4,743,461

               DRUGS -- 12.3%
     12,200    Bristol-Myers Squibb Co.                                290,360
     20,500    Eli Lilly & Co.                                       1,134,470
     67,200    Merck & Co., Inc.                                     3,071,712
    154,080    Pfizer Inc.                                           4,471,402
     41,000    Schering-Plough Corp.                                   874,120
                                                                   -----------
                                                                     9,842,064

               ELECTRICAL EQUIPMENT -- 5.8%
     57,500    General Electric Co.                                  1,417,375
    318,925    Motorola, Inc.                                        3,246,656
                                                                   -----------
                                                                     4,664,031

               ENERGY -- 0.2%
      1,500    ChevronTexaco Corp.                                     103,875
      2,000    Schlumberger Ltd.                                        76,920
                                                                   -----------
                                                                       180,795

               ENTERTAINMENT/MEDIA -- 7.3%
    324,100    AOL Time Warner Inc.*<F2>                             3,791,970
    134,754    The Walt Disney Co.                                   2,040,176
                                                                   -----------
                                                                     5,832,146

               FINANCIAL SERVICES -- 5.0%
     63,000    American Express Co.                                  1,964,340
      8,000    Merrill Lynch & Co., Inc.                               263,600
      8,000    Morgan Stanley                                          271,040
    168,000    The Charles Schwab Corp.                              1,461,600
                                                                   -----------
                                                                     3,960,580

               HOUSEHOLD PRODUCTS -- 0.5%
      1,000    Colgate-Palmolive Co.                                    53,950
     11,000    Wyeth                                                   349,800
                                                                   -----------
                                                                       403,750

               INTERNET INFORMATION PROVIDERS -- 1.0%
     84,266    Yahoo! Inc.*<F2>                                        806,426

               MEDICAL SUPPLIES -- 7.3%
     47,000    Abbott Laboratories                                   1,898,800
     73,500    Johnson & Johnson                                     3,974,880
                                                                   -----------
                                                                     5,873,680

               RETAIL-SPECIALTY -- 0.7%
     25,500    Best Buy Co., Inc.*<F2>                                 568,905

               RETAIL STORES -- 6.1%
     56,000    Costco Wholesale Corp.*<F2>                           1,812,720
     30,000    Target Corp.                                            885,600
     45,000    Wal-Mart Stores, Inc.                                 2,215,800
                                                                   -----------
                                                                     4,914,120

               SEMICONDUCTORS -- 10.6%
    394,880    Intel Corp.                                           5,484,883
    200,000    Texas Instruments Inc.                                2,954,000
     45,000    Vitesse Semiconductor Corp.*<F2>                         30,600
                                                                   -----------
                                                                     8,469,483

               TELECOMMUNICATIONS -- 1.0%
     76,000    CIENA Corp.*<F2>                                        225,720
    119,750    Lucent Technologies Inc.*<F2>                            91,010
    278,600    Nortel Networks Corp.*<F2>                              150,444
     71,000    Tellabs, Inc.*<F2>                                      288,970
                                                                   -----------
                                                                       756,144

               WIRELESS COMMUNICATION -- 7.7%
    462,000    Nokia Corp. "A" SP-ADR                                6,121,500
                                                                   -----------
                 Total common stocks
                   (cost $106,869,660)                              73,640,283

MUTUAL FUNDS -- 2.0% (A)<F3>
      7,000    DIAMONDS Trust, Series I                                532,000
     24,000    Nasdaq-100 (UIT)
                 Index Tracking Stock*<F2>                             498,000
      7,000    SPDR Trust Series 1                                     572,530
                                                                   -----------
                 Total mutual funds
                   (cost $1,928,432)                                 1,602,530
                                                                   -----------
                 Total long-term investments
                   (cost $108,798,092)                              75,242,813

PRINCIPAL AMOUNT
----------------
SHORT-TERM INVESTMENTS -- 3.6% (A)<F3>

               VARIABLE RATE DEMAND NOTE -- 3.6%
 $2,897,155    U.S. Bank, N.A.                                       2,897,155
                                                                   -----------
                 Total short-term investments
                   (cost $2,897,155)                                 2,897,155
                                                                   -----------
                 Total investments
                   (cost $111,695,247)                              78,139,968
               Cash and receivables, less
                 liabilities -- 2.4% (A)<F3>                         1,892,748
                                                                   -----------
                 NET ASSETS                                        $80,032,716
                                                                   -----------
                                                                   -----------
               Net Asset Value Per Share
                 ($0.01 par value 40,000,000
                 shares authorized), offering
                 and redemption price
                 ($80,032,716 / 4,081,578
                 shares outstanding)                               $     19.61
                                                                   -----------
                                                                   -----------

  *<F2>   Non-income producing security.
(a)<F3>   Percentages for the various classifications relate to net assets.
    ADR   - American Depository Receipt

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2002

INCOME:
   Dividends                                                      $    947,444
   Interest                                                            123,097
                                                                  ------------
       Total income                                                  1,070,541
                                                                  ------------

EXPENSES:
   Management fees                                                   1,550,636
   Transfer agent fees                                                 290,114
   Administrative services                                             189,305
   Printing and postage expense                                        103,949
   Custodian fees                                                       61,387
   Distribution fees                                                    38,460
   Professional fees                                                    27,043
   Registration fees                                                    20,883
   Board of Directors fees                                               4,000
   Other expenses                                                       28,007
                                                                  ------------
       Total operating expenses before interest expense              2,313,784
   Interest expense                                                     24,265
                                                                  ------------
       Total expenses                                                2,338,049
                                                                  ------------
NET INVESTMENT LOSS                                                 (1,267,508)
                                                                  ------------
NET REALIZED LOSS ON INVESTMENTS                                    (1,568,862)
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS               (40,229,330)
                                                                  ------------
NET LOSS ON INVESTMENTS                                            (41,798,192)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(43,065,700)
                                                                  ------------
                                                                  ------------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Blue Chip Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2002 and 2001

                                                                                           2002                2001
                                                                                        ----------          ----------
OPERATIONS:
   Net investment loss                                                                 $  (1,267,508)      $  (2,777,054)
   Net realized loss on investments                                                       (1,568,862)        (82,703,769)
   Net change in unrealized appreciation on investments                                  (40,229,330)       (201,126,471)
                                                                                       -------------       -------------
        Net decrease in net assets resulting from operations                             (43,065,700)       (286,607,294)
                                                                                       -------------       -------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (2,112,082 and 4,609,538 shares, respectively)             68,065,779         208,760,628
   Cost of shares redeemed (4,177,376 and 7,233,355 shares, respectively)               (127,709,045)       (323,295,907)
                                                                                       -------------       -------------
        Net decrease in net assets derived from Fund share activities                    (59,643,266)       (114,535,279)
                                                                                       -------------       -------------
        TOTAL DECREASE                                                                  (102,708,966)       (401,142,573)
NET ASSETS AT THE BEGINNING OF THE YEAR                                                  182,741,682         583,884,255
                                                                                       -------------       -------------
NET ASSETS AT THE END OF THE YEAR                                                      $  80,032,716       $ 182,741,682
                                                                                       -------------       -------------
                                                                                       -------------       -------------

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                              FOR THE YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2002           2001           2000           1999           1998
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                           $ 29.73        $ 66.57        $ 53.98        $ 36.95        $ 32.00
Income from investment operations:
   Net investment loss                                         (0.25)*<F4>    (0.38)*<F4>    (0.51)         (0.33)*<F4>    (0.12)
   Net realized and unrealized (loss) gain on investments      (9.87)        (36.46)         13.11          18.01           5.46
                                                             -------        -------        -------        -------        -------
Total from investment operations                              (10.12)        (36.84)         12.60          17.68           5.34
Less distributions:
   Dividend from net investment income                            --             --             --             --          (0.01)
   Distributions from net realized gains                          --             --          (0.01)         (0.65)         (0.38)
                                                             -------        -------        -------        -------        -------
Total from distributions                                          --             --          (0.01)         (0.65)         (0.39)
                                                             -------        -------        -------        -------        -------
Net asset value, end of year                                 $ 19.61        $ 29.73        $ 66.57        $ 53.98        $ 36.95
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------
TOTAL INVESTMENT RETURN                                       (34.0%)        (55.3%)         23.3%          48.6%          17.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                          80,033        182,742        583,884        386,951         89,533
Ratio of operating expenses before interest expense
  to average net assets                                         1.5%           1.3%           1.3%           1.5%           1.4%
Ratio of interest expense to average net assets                 0.0%           0.0%           0.0%           N/A            N/A
Ratio of net investment loss to average net assets             (0.8%)         (0.8%)         (0.8%)         (0.6%)         (0.4%)
Portfolio turnover rate                                        67.0%          35.8%          17.3%           6.2%          35.5%

*<F4> Net investment loss per share is calculated using average shares outstanding.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Opportunity Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

 This slowdown in the economy during 2001-2002 affected all segments of the stock market including many of the companies that were market leaders in 1999 and early 2000. In addition, questions of accounting accuracy and creditability as well as the revelation of corporate wrong doings have caused many investors to reduce their stock market holdings. Also, terrorism has affected the U. S. and worldwide economies and the uncertainly of a potential war in the Middle East have caused additional caution on the part of stock market investors. As a result, the Standard & Poor's (S&P) 500 Index, as well as all other major market indexes, declined during the period from October 1, 2001 to September 30, 2002. The Reynolds Opportunity Fund underperformed the S&P 500 Index during this period. High quality growth companies, such as the ones owned in the Opportunity Fund, are generally more volatile than the overall market. Their prices tend to rise faster than the market averages in advancing markets and decline faster than the market averages in correcting markets. This was the case again in the most recent market correction. The Opportunity Fund was also adversely affected by its larger holdings in technology companies. The earning of many of these companies were negatively impacted by the economic slowdown which impacted their stock prices.

 The Federal Reserve has lowered interest rates twelve times since January 2001 to 40-year lows in an attempt to further stimulate the economy. The Federal Government has also pursued economic stimulus through individual tax refunds and tax rate reductions. We feel that these measures will have a positive effect on the U. S. economy by continuing to stimulate consumer spending and reviving capital spending by corporations. These factors should enhance the growth prospects and earnings for high quality companies and have a positive effect on the stock prices of our core holdings. The effects of lower interest rates should also favor stocks as compared to other classes of investments. The Reynolds Opportunity Fund emphasizes investments in a well-diversified portfolio of medium and large size high quality companies that have proven themselves in the marketplace and are leaders in their industries. These well-managed companies usually have sales of more than $500 million and are demonstrating strong earning growth from proprietary innovative products.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               REYNOLDS OPPORTUNITY FUND AND S&P 500 INDEX(1)<F5>

        Date          Reynolds Opportunity Fund            S&P 500 Index
        ----          -------------------------            -------------
      9/30/92                  $10,000                        $10,000
      9/30/93                  $11,050                        $11,300
      9/30/94                  $11,404                        $11,707
      9/30/95                  $16,011                        $15,195
      9/30/96                  $17,676                        $18,295
      9/30/97                  $22,024                        $25,741
      9/30/98                  $24,724                        $28,097
      9/30/99                  $39,554                        $35,908
      9/30/00                  $50,202                        $40,676
      9/30/01                  $19,858                        $29,848
      9/30/02                  $13,300                        $23,733

                          AVERAGE ANNUAL TOTAL RETURN

                  1-YEAR             5-YEAR             10-YEAR
                  ------             ------             -------
                 -33.02%             -9.60%              2.89%

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F5> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Reynolds Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002

ASSETS:
   Investments in securities, at value (cost $13,445,431)          $12,917,006
   Receivable from investments sold                                  2,095,686
   Dividends receivable                                                  9,641
   Interest receivable                                                   1,516
                                                                   -----------
        Total assets                                               $15,023,849
                                                                   -----------
                                                                   -----------

LIABILITIES:
   Payable to brokers for securities purchased                     $   874,195
   Payable to adviser for management fees                               12,727
   Interest payable                                                        250
   Other liabilities                                                    71,666
                                                                   -----------
        Total liabilities                                              958,838
                                                                   -----------

NET ASSETS:
   Capital Stock, $0.01 par value; 40,000,000 shares
     authorized; 1,251,444 shares outstanding                       15,534,561
   Net unrealized depreciation on investments                         (528,425)
   Accumulated net realized loss on investments                       (941,125)
                                                                   -----------
        Net assets                                                  14,065,011
                                                                   -----------
        Total liabilities and net assets                           $15,023,849
                                                                   -----------
                                                                   -----------

CALCULATION OF NET ASSET VALUE PER SHARE:
   Net asset value, offering and redemption price per
     share ($14,065,011 / 1,251,444 shares outstanding)            $     11.24
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

SCHEDULE OF INVESTMENTS
September 30, 2002

  SHARES                                                              VALUE
  ------                                                              -----
LONG-TERM INVESTMENTS -- 81.9% (A)<F7>
COMMON STOCKS -- 74.2% (A)<F7>

             APPLICATION SOFTWARE -- 7.2%
    3,500    Microsoft Corp.*<F6>                                  $   153,090
   80,348    Oracle Corp.*<F6>                                         631,535
   25,000    Siebel Systems, Inc.*<F6>                                 143,750
                                                                   -----------
                                                                       928,375

             BEVERAGES -- 1.1%
    4,000    PepsiCo, Inc.                                             147,800

             BUILDING -- 2.3%
   11,397    Home Depot, Inc.                                          297,462

             COMPUTER NETWORKING -- 10.2%
  120,600    Cisco Systems Inc.*<F6>                                 1,263,888
   12,000    Juniper Networks, Inc.*<F6>                                57,600
                                                                   -----------
                                                                     1,321,488

             COMPUTER & PERIPHERALS -- 3.3%
   24,000    EMC Corp. (Mass.)*<F6>                                    109,680
  120,400    Sun Microsystems, Inc.*<F6>                               311,836
                                                                   -----------
                                                                       421,516

             DRUGS -- 10.0%
    4,000    Bristol-Myers Squibb Co.                                   95,200
    3,500    Eli Lilly & Co.                                           193,690
    7,044    Merck & Co., Inc.                                         321,981
   18,300    Pfizer Inc.                                               531,066
    7,000    Schering-Plough Corp.                                     149,240
                                                                   -----------
                                                                     1,291,177

             ELECTRICAL EQUIPMENT -- 5.6%
    7,000    General Electric Co.                                      172,550
   54,500    Motorola, Inc.                                            554,810
                                                                   -----------
                                                                       727,360

             ENTERTAINMENT/MEDIA -- 3.9%
   35,200    AOL Time Warner Inc.*<F6>                                 411,840
    6,000    The Walt Disney Co.                                        90,840
                                                                   -----------
                                                                       502,680

             FINANCIAL SERVICES -- 4.3%
    4,500    American Express Co.                                      140,310
    2,000    Merrill Lynch & Co., Inc.                                  65,900
    1,000    Morgan Stanley                                             33,880
   36,561    The Charles Schwab Corp.                                  318,081
                                                                   -----------
                                                                       558,171

             HOUSEHOLD PRODUCTS -- 0.5%
    2,000    Wyeth                                                      63,600

             MEDICAL SUPPLIES -- 4.7%
    8,000    Abbott Laboratories                                       323,200
    5,352    Johnson & Johnson                                         289,436
                                                                   -----------
                                                                       612,636

             OFFICE EQUIPMENT & SUPPLIES -- 1.4%
    8,000    Office Depot, Inc.*<F6>                                    98,720
    6,000    Staples, Inc.*<F6>                                         76,740
                                                                   -----------
                                                                       175,460

             RETAIL-SPECIALTY -- 2.6%
    2,000    Bed Bath & Beyond Inc.*<F6>                                65,140
    7,500    Best Buy Co., Inc.*<F6>                                   167,325
    5,000    Starbucks Corp.*<F6>                                      103,200
                                                                   -----------
                                                                       335,665

             RETAIL STORES -- 0.7%
    3,000    Target Corp.                                               88,560

             SEMICONDUCTORS -- 8.6%
   46,200    Intel Corp.                                               641,718
   32,000    Texas Instruments Inc.                                    472,640
                                                                   -----------
                                                                     1,114,358

             TELECOMMUNICATIONS -- 0.8%
   11,000    CIENA Corp.*<F6>                                           32,670
   16,000    Tellabs, Inc.*<F6>                                         65,120
                                                                   -----------
                                                                        97,790

             WIRELESS COMMUNICATION -- 7.0%
   68,000    Nokia Corp. "A" SP-ADR                                    901,000
                                                                   -----------
               Total common stocks
                 (cost $9,887,141)                                   9,585,098

MUTUAL FUNDS -- 7.7% (A)<F7>
    3,500    DIAMONDS Trust, Series I                                  266,000
    3,500    Midcap SPDR Trust Series 1                                259,875
    9,000    Nasdaq-100 (UIT)
               Index Tracking Stock*<F6>                               186,750
    3,500    SPDR Trust Series 1                                       286,265
                                                                   -----------
               Total mutual funds
                 (cost $1,225,272)                                     998,890
                                                                   -----------
               Total long-term investments
                 (cost $11,112,413)                                 10,583,988

PRINCIPAL AMOUNT
----------------

SHORT-TERM INVESTMENTS -- 18.1% (A)<F7>

             VARIABLE RATE DEMAND NOTES -- 18.1%
 $685,018    American Family
               Financial Services                                      685,018
  700,000    U.S. Bank, N.A.                                           700,000
  248,000    Wisconsin Corporate
               Central Credit Union                                    248,000
  700,000    Wisconsin Electric Power Co.                              700,000
                                                                   -----------
               Total short-term investments
                 (cost $2,333,018)                                   2,333,018
                                                                   -----------
               Total investments -- 100%
                 (cost $13,445,431)                                $12,917,006
                                                                   -----------
                                                                   -----------

  *<F6>  Non-income producing security.
(a)<F7> Percentages for the various classifications relate to investments. ADR - American Depository Receipt

  The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Opportunity Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2002

INCOME:
   Dividends                                                       $    85,190
   Interest                                                             51,983
                                                                   -----------
        Total income                                                   137,173
                                                                   -----------

EXPENSES:
   Management fees                                                     254,872
   Transfer agent fees                                                  55,324
   Administrative services                                              54,337
   Professional fees                                                    22,937
   Custodian fees                                                       22,837
   Distribution fees                                                    20,965
   Registration fees                                                    16,609
   Printing and postage expense                                         16,288
   Board of Directors fees                                               4,000
   Other expenses                                                          213
                                                                   -----------
        Total operating expenses before interest expense               468,382
   Interest expense                                                      8,603
                                                                   -----------
        Total expenses                                                 476,985
                                                                   -----------
NET INVESTMENT LOSS                                                   (339,812)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                      (283,996)
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                (6,622,773)
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (6,906,769)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(7,246,581)
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2002 and 2001

                                                                                                   2002              2001
                                                                                                ----------        ----------
OPERATIONS:
   Net investment loss                                                                         $   (339,812)     $   (707,750)
   Net realized (loss) gain on investments                                                         (283,996)          142,264
   Net change in unrealized appreciation on investments                                          (6,622,773)      (52,494,723)
                                                                                               ------------      ------------
        Net decrease in net assets resulting from operations                                     (7,246,581)      (53,060,209)
                                                                                               ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($0.04144 and $0.64843 per share, respectively)            (67,556)       (1,573,003)
                                                                                               ------------      ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (1,132,129 and 2,193,909 shares, respectively)                    23,305,007        65,693,489
   Net asset value of shares issued in distributions (3,509 and 41,187 shares, respectively)         63,758         1,446,686
   Cost of shares redeemed (1,536,338 and 2,998,045 shares, respectively)                       (29,783,493)      (89,322,634)
                                                                                               ------------      ------------
        Net decrease in net assets derived from Fund share activities                            (6,414,728)      (22,182,459)
                                                                                               ------------      ------------
        TOTAL DECREASE                                                                          (13,728,865)      (76,815,671)
NET ASSETS AT THE BEGINNING OF THE YEAR                                                          27,793,876       104,609,547
                                                                                               ------------      ------------
NET ASSETS AT THE END OF THE YEAR                                                              $ 14,065,011      $ 27,793,876
                                                                                               ------------      ------------
                                                                                               ------------      ------------

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                              FOR THE YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2002           2001           2000           1999           1998
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                           $ 16.82        $ 43.31        $ 34.23        $ 21.88        $ 19.49
Income from investment operations:
   Net investment loss*<F8>                                    (0.23)         (0.37)         (0.56)         (0.34)         (0.09)
   Net realized and unrealized (loss) gain on investments      (5.31)        (25.47)          9.74          13.19           2.48
                                                             -------        -------        -------        -------        -------
Total from investment operations                               (5.54)        (25.84)          9.18          12.85           2.39

Less distributions:
   Dividend from net investment income                            --             --             --             --             --
   Distributions from net realized gains                       (0.04)         (0.65)         (0.10)         (0.50)            --
                                                             -------        -------        -------        -------        -------
Total from distributions                                       (0.04)         (0.65)         (0.10)         (0.50)            --
                                                             -------        -------        -------        -------        -------
Net asset value, end of year                                 $ 11.24        $ 16.82        $ 43.31        $ 34.23        $ 21.88
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------
TOTAL INVESTMENT RETURN                                       (33.0%)        (60.4%)         26.9%          60.0%          12.3%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                          14,065         27,794        104,610         97,317         29,154
Ratio of operating expenses before interest expense
  to average net assets                                         1.8%           1.7%           1.3%           1.5%           1.5%
Ratio of interest expense to average net assets                 0.0%           0.0%           0.0%           N/A            N/A
Ratio of net investment loss to average net assets             (1.3%)         (1.3%)         (1.0%)         (1.1%)         (0.8%)
Portfolio turnover rate                                       195.0%          74.0%           8.8%          30.3%          39.4%

*<F8> In 2002, 2001 and 1999, net investment loss per share is calculated using average shares outstanding. In 2000 and 1998, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

 This slowdown in the economy during 2001-2002 affected all segments of the stock market including many of the companies that were market leaders in 1999 and early 2000. In addition, questions of accounting accuracy and creditability as well as the revelation of corporate wrong doings have caused many investors to reduce their stock market holdings. Also, terrorism has affected the U. S. and worldwide economies and the uncertainly of a potential war in the Middle East have caused additional caution on the part of stock market investors. As a result, the S&P 500 Index, as well as all other major market indexes, declined during the period from October 1, 2001 to September 30, 2002. The Reynolds Fund underperformed the S&P 500 Index during this period. High quality growth companies, such as the ones owned in the Reynolds Fund are generally more volatile than the overall market. Their prices tend to rise faster than the market averages in advancing markets and decline faster than the market averages in correcting markets. This was the case again in the most recent market correction. The Reynolds Fund was also adversely affected by its larger holdings in technology companies. The earning of many of these companies were negatively impacted by the economic slowdown which impacted their stock prices.

 The Federal Reserve has lowered interest rates twelve times since January 2001 to 40-year lows in an attempt to further stimulate the economy. The Federal Government has also pursued economic stimulus through individual tax refunds and tax rate reductions. We feel that these measures will have a positive effect on the U. S. economy by continuing to stimulate consumer spending and reviving capital spending by corporations. These factors should enhance the growth prospects and earnings for high quality companies and have a positive effect on the stock prices of our core holdings. The effects of lower interest rates should also favor stocks as compared to other classes of investments. The Reynolds Fund emphasizes investments in a well-diversified portfolio of common stocks of all types and sizes and will mainly invest in high quality common stocks of U. S. headquartered companies that are widely held by individual and institutional investors. While the Fund will generally invest in "growth" stocks, it may also invest in "value" stocks.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    REYNOLDS FUND AND S&P 500 INDEX(1)<F10>

           Date                Reynolds Fund            S&P 500 Index
           ----                -------------            -------------
          10/1/99*<F9>            $10,000                  $10,000
         12/31/99                 $13,930                  $11,488
          3/31/00                 $15,160                  $11,752
          6/30/00                 $13,430                  $11,439
          9/30/00                 $13,140                  $11,328
         12/31/00                  $8,260                  $10,442
          3/31/01                  $5,710                   $9,204
          6/30/01                  $6,290                   $9,743
          9/30/01                  $4,350                   $8,313
         12/31/01                  $5,500                   $9,201
          3/31/02                  $4,690                   $9,227
          6/30/02                  $3,730                   $7,990
          9/30/02                  $3,010                   $6,610

                          AVERAGE ANNUAL TOTAL RETURN

                                          Since Inception
                       1-YEAR                 10/1/99
                       ------             ---------------
                      -30.80%                 -32.98%

*<F9>  inception date

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F10> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Reynolds Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002

ASSETS:
   Investments in securities, at value (cost $17,191,901)          $ 8,893,928
   Receivable from investments sold                                  4,502,857
   Dividends receivable                                                 10,378
   Interest receivable                                                     574
                                                                   -----------
        Total assets                                               $13,407,737
                                                                   -----------
                                                                   -----------

LIABILITIES:
   Payable to brokers for securities purchased                     $ 2,880,921
   Payable to adviser for management fees                                9,464
   Interest payable                                                      4,057
   Other liabilities                                                    32,763
                                                                   -----------
        Total liabilities                                            2,927,205
                                                                   -----------

NET ASSETS:
   Capital Stock, $0.01 par value; 40,000,000 shares
     authorized; 3,484,080 shares outstanding                       56,524,571
   Net unrealized depreciation on investments                       (8,297,973)
   Accumulated net realized loss on investments                    (37,746,066)
                                                                   -----------
        Net assets                                                  10,480,532
                                                                   -----------
        Total liabilities and net assets                           $13,407,737
                                                                   -----------
                                                                   -----------

CALCULATION OF NET ASSET VALUE PER SHARE:
   Net asset value, offering and redemption price per
     share ($10,480,532 / 3,484,080 shares outstanding)            $      3.01
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

SCHEDULE OF INVESTMENTS
September 30, 2002

  SHARES                                                              VALUE
  ------                                                              -----
LONG-TERM INVESTMENTS -- 86.3% (A)<F12>
COMMON STOCKS -- 83.9% (A)<F12>

             APPLICATION SOFTWARE -- 5.6%
    49,000   Oracle Corp.*<F11>                                     $  385,140
    20,000   Siebel Systems, Inc.*<F11>                                115,000
                                                                    ----------
                                                                       500,140

             BANKS -- 2.7%
     8,000   Citigroup Inc.                                            237,200

             BEVERAGES -- 3.6%
     3,500   The Coca-Cola Co.                                         167,860
     4,000   PepsiCo, Inc.                                             147,800
                                                                    ----------
                                                                       315,660

             BUILDING -- 5.0%
    14,000   Home Depot, Inc.                                          365,400
     2,000   Lowe's Companies, Inc.                                     82,800
                                                                    ----------
                                                                       448,200

             COMMUNICATION EQUIPMENT -- 1.3%
    47,000   L.M. Ericsson
               Telephone Co. ADR*<F11>                                  16,920
    50,800   JDS Uniphase Corp.*<F11>                                   98,958
                                                                    ----------
                                                                       115,878

             COMPUTER NETWORKING -- 2.4%
    20,000   Cisco Systems Inc.*<F11>                                  209,600

             COMPUTER & PERIPHERALS -- 2.8%
    23,000   EMC Corp. (Mass.)*<F11>                                   105,110
    35,000   Handspring, Inc.*<F11>                                     32,900
    43,000   Sun Microsystems, Inc.*<F11>                              111,370
                                                                    ----------
                                                                       249,380

             DRUGS -- 12.0%
     2,000   Eli Lilly & Co.                                           110,680
     9,500   Merck & Co., Inc.                                         434,245
    13,500   Pfizer Inc.                                               391,770
     6,000   Schering-Plough Corp.                                     127,920
                                                                    ----------
                                                                     1,064,615

             ELECTRICAL EQUIPMENT -- 6.7%
     8,500   General Electric Co.                                      209,525
    37,725   Motorola, Inc.                                            384,041
                                                                    ----------
                                                                       593,566

             ENTERTAINMENT/MEDIA -- 4.7%
    11,000   AOL Time Warner Inc.*<F11>                                128,700
    19,000   The Walt Disney Co.                                       287,660
                                                                    ----------
                                                                       416,360

             FINANCIAL SERVICES -- 8.9%
     7,500   American Express Co.                                      233,850
     8,000   Merrill Lynch & Co., Inc.                                 263,600
     3,000   Morgan Stanley                                            101,640
    22,500   The Charles Schwab Corp.                                  195,750
                                                                    ----------
                                                                       794,840

             HOUSEHOLD PRODUCTS -- 1.2%
     2,000   Colgate-Palmolive Co.                                     107,900

             MEDICAL SUPPLIES -- 6.1%
     4,000   Abbott Laboratories                                       161,600
     7,000   Johnson & Johnson                                         378,560
                                                                    ----------
                                                                       540,160

             OFFICE EQUIPMENT & SUPPLIES -- 1.5%
     7,000   Office Depot, Inc.*<F11>                                   86,380
     4,000   Staples, Inc.*<F11>                                        51,160
                                                                    ----------
                                                                       137,540

             RETAIL STORES -- 8.6%
     5,000   Costco Wholesale Corp.*<F11>                              161,850
     8,000   Target Corp.                                              236,160
     7,500   Wal-Mart Stores, Inc.                                     369,300
                                                                    ----------
                                                                       767,310

             SEMICONDUCTORS -- 3.3%
    17,000   Intel Corp.                                               236,130
     3,000   Texas Instruments Inc.                                     44,310
    25,000   Vitesse Semiconductor Corp.*<F11>                          17,000
                                                                    ----------
                                                                       297,440

             TELECOMMUNICATIONS -- 0.5%
    26,000   Lucent Technologies Inc.*<F11>                             19,760
    48,400   Nortel Networks Corp.*<F11>                                26,136
                                                                    ----------
                                                                        45,896

             TELEPHONE SERVICES -- 0.0%
    14,000   McLeodUSA Inc. ESCROW SHRS*<F11>                                0

             WIRELESS COMMUNICATION -- 7.0%
    47,000   Nokia Corp. "A" SP-ADR                                    622,750
                                                                    ----------
               Total common stocks
                 (cost $15,737,038)                                  7,464,435

MUTUAL FUNDS -- 2.4% (A)<F12>
    10,000   Nasdaq-100 (UIT)
               Index Tracking Stock*<F11>                              207,500
                                                                    ----------
               Total mutual funds
                 (cost $232,870)                                       207,500
                                                                    ----------
               Total long-term investments
                 (cost $15,969,908)                                  7,671,935

PRINCIPAL AMOUNT
----------------
SHORT-TERM INVESTMENTS -- 13.7% (A)<F12>

             VARIABLE RATE DEMAND NOTES -- 13.7%
  $221,993   American Family
               Financial Services                                      221,993
   500,000   U.S. Bank, N.A.                                           500,000
   500,000   Wisconsin Electric Power Co.                              500,000
                                                                    ----------
               Total short-term investments
                 (cost $1,221,993)                                   1,221,993
                                                                    ----------
               Total investments -- 100%
                 (cost $17,191,901)                                 $8,893,928
                                                                    ----------
                                                                    ----------

  *<F11>   Non-income producing security.
(a)<F12>   Percentages for the various classifications relate to investments.
     ADR   - American Depository Receipt

  The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2002

INCOME:
   Dividends                                                       $    80,050
   Interest                                                             45,897
                                                                   -----------
        Total income                                                   125,947
                                                                   -----------

EXPENSES:
   Management fees                                                     188,823
   Administrative services                                              41,977
   Custodian fees                                                       27,970
   Professional fees                                                    23,440
   Distribution fees                                                    20,665
   Transfer agent fees                                                  19,346
   Registration fees                                                    14,084
   Printing and postage expense                                          8,448
   Board of Directors fees                                               4,000
   Other expenses                                                        1,080
                                                                   -----------
        Total operating expenses before interest expense               349,833
   Interest expense                                                     42,247
                                                                   -----------
        Total expenses                                                 392,080
                                                                   -----------
NET INVESTMENT LOSS                                                   (266,133)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                    (3,935,996)
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS                  (704,616)
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (4,640,612)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(4,906,745)
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2002 and 2001

                                                                                           2002                 2001
                                                                                        ----------           ----------
OPERATIONS:
   Net investment loss                                                                  $   (266,133)       $   (324,974)
   Net realized loss on investments                                                       (3,935,996)        (32,534,286)
   Net change in unrealized appreciation on investments                                     (704,616)        (12,013,181)
                                                                                        ------------        ------------
        Net decrease in net assets resulting from operations                              (4,906,745)        (44,872,441)
                                                                                        ------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (19,588,999 and 3,266,180 shares, respectively)            93,220,020          18,731,973
   Cost of shares redeemed (20,729,576 and 3,911,483 shares, respectively)               (97,969,191)        (22,978,222)
                                                                                        ------------        ------------
        Net decrease in net assets derived from Fund share activities                     (4,749,171)         (4,246,249)
                                                                                        ------------        ------------
        TOTAL DECREASE                                                                    (9,655,916)        (49,118,690)
NET ASSETS AT THE BEGINNING OF THE YEAR                                                   20,136,448          69,255,138
                                                                                        ------------        ------------
NET ASSETS AT THE END OF THE YEAR                                                       $ 10,480,532        $ 20,136,448
                                                                                        ------------        ------------
                                                                                        ------------        ------------

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                               FOR THE YEARS ENDED SEPTEMBER 30,
                                                                             --------------------------------------
                                                                              2002           2001        2000+<F13>
                                                                             ------         ------       ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                          $  4.35        $ 13.14        $ 10.00
Income from investment operations:
   Net investment loss                                                        (0.06)         (0.09)         (0.12)
   Net realized and unrealized (loss) gain on investments                     (1.28)         (8.70)          3.26
                                                                            -------        -------        -------
Total from investment operations                                              (1.34)         (8.79)          3.14

Less distributions:
   Dividend from net investment income                                           --             --             --
   Distribution from net realized gains                                          --             --             --
                                                                            -------        -------        -------
Total from distributions                                                         --             --             --
                                                                            -------        -------        -------
Net asset value, end of year                                                $  3.01        $  4.35        $ 13.14
                                                                            -------        -------        -------
                                                                            -------        -------        -------
TOTAL INVESTMENT RETURN                                                      (30.8%)        (66.9%)         31.4%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                       10,481         20,136         69,255
Ratio of operating expenses before interest
  expense to average net assets                                                1.9%           1.5%           1.5%
Ratio of interest expense to average net assets                                0.2%           0.1%           0.0%
Ratio of net investment loss to average net assets                            (1.4%)         (0.9%)         (1.2%)
Portfolio turnover rate                                                      408.5%         275.5%          23.6%

+<F13> Commencement of operations October 1, 1999.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds U.S. Government Bond Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

 The Federal Reserve lowered interest rates twelve times since January 2001 to the lowest levels in 40 years in an attempt to stimulate the U. S. economy. These reductions in interest rates had a positive effect on the values of bonds in general and had a positive influence on the Bond Fund's performance in the fiscal year ending September 30, 2002. The Bond Fund returned 1.72% for the one-year period which underperformed the Lehman Government Bond Index due to the shorter average maturity in the portfolio compared to the Index. The U. S. Government Bond Fund had an average maturity of 1.1 years on September 30, 2002. The primary investment objective of the Bond Fund is to seek a high level of current income. When the economy recovers and the demand for borrowing increases, interest rates should increase. As bonds mature in the portfolio the proceeds will be reinvested at higher rates in order to increase interest income.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
  REYNOLDS U.S. GOVERNMENT BOND FUND AND LEHMAN GOVERNMENT BOND INDEX(1)<F14>

                            Reynolds U.S.               Lehman Government
         Date            Government Bond Fund               Bond Index
         ----            --------------------           -----------------
       9/30/92                 $10,000                       $10,000
       9/30/93                 $10,948                       $11,100
       9/30/94                 $10,341                       $10,656
       9/30/95                 $11,212                       $12,105
       9/30/96                 $11,716                       $12,638
       9/30/97                 $12,383                       $13,801
       9/30/98                 $13,136                       $15,676
       9/30/99                 $13,554                       $15,410
       9/30/00                 $14,212                       $16,516
       9/30/01                 $15,092                       $18,706
       9/30/02                 $15,352                       $20,584

                          AVERAGE ANNUAL TOTAL RETURN

                  1-YEAR             5-YEAR             10-YEAR
                  ------             ------             -------
                  1.72%              4.39%               4.38%

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F14> The Lehman Government Bond Index is made up of the Treasury Bond Index (all public obligations at the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). All issues have at least one year to maturity and an outstanding par value of at least $100 million.

Reynolds U.S. Government Bond Fund
STATEMENT OF NET ASSETS
September 30, 2002

PRINCIPAL
  AMOUNT                                                              VALUE
---------                                                             -----
LONG-TERM INVESTMENTS -- 47.1% (A)<F15>

             FEDERAL AGENCIES -- 47.1%
 $300,000    Federal Home Loan Mortgage
               Corp., 3.39%, due 2/11/04                            $  301,936
  200,000    Federal Home Loan Bank,
               2.50%, due 3/19/04                                      200,369
  300,000    Federal Home Loan Mortgage
               Corp., 3.57%, due 06/21/04                              302,748
  200,000    Federal Home Loan Mortgage
               Corp., 2.50%, due 8/27/04                               200,975
  200,000    Federal National Mortgage
               Association, 2.50%, due 08/27/04                        201,143
  250,000    Federal Home Loan Mortgage
               Corp., 2.25%, due 09/24/04                              250,332
  300,000    Federal Home Loan Bank,
               2.875%, due 12/06/04                                    300,693
                                                                    ----------
               Total long-term investments
                 (cost $1,753,477)                                   1,758,196

SHORT-TERM INVESTMENTS -- 52.6% (A)<F15>

             FEDERAL AGENCIES -- 45.7%
  500,000    Federal Home Loan Bank,
               2.25%, due 2/5/03                                       501,112
  300,000    Federal Home Loan Bank,
               2.28%, due 02/28/03                                     300,825
  300,000    Federal Home Loan Bank,
               2.53%, due 04/04/03                                     301,401
  300,000    Federal Home Loan Bank,
               2.60%, due 04/08/03                                     301,542
  300,000    Federal Home Loan Bank,
               2.50%, due 04/17/03                                     301,462
                                                                    ----------
               Total federal agencies
                 (cost $1,700,194)                                   1,706,342

             VARIABLE RATE DEMAND NOTES -- 6.9%
  183,100    U.S. Bank, N.A.                                           183,100
   73,092    Wisconsin Electric Power Co.                               73,092
                                                                    ----------
               Total variable rate demand notes
                 (cost $256,192)                                       256,192
                                                                    ----------
               Total short-term investments
                 (cost $1,956,386)                                   1,962,534
                                                                    ----------
               Total investments
                 (cost $3,709,863)                                   3,720,730
             Cash and receivables, less
               liabilities -- 0.3% (A)<F15>                             12,459
                                                                    ----------
               NET ASSETS                                           $3,733,189
                                                                    ----------
                                                                    ----------
             Net Asset Value Per Share
               ($0.01 par value  20,000,000
               shares authorized), offering
               and redemption price
               ( $3,733,189 / 383,986
               shares outstanding)                                  $     9.72
                                                                    ----------
                                                                    ----------

(a)<F15>  Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds U.S. Government Bond Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2002

INCOME:
   Interest                                                           $133,326
                                                                      --------

EXPENSES:
   Management fees                                                      31,891
   Professional fees                                                    21,597
   Transfer agent fees                                                  13,264
   Registration fees                                                     5,994
   Administrative services                                               5,654
   Printing and postage expense                                          2,221
   Custodian fees                                                        1,518
   Board of Directors fees                                               1,000
   Other expenses                                                        1,753
                                                                      --------
        Total expenses before reimbursement and management fee waiver   84,892
   Less expenses assumed by adviser                                    (46,623)
                                                                      --------
        Net expenses                                                    38,269
                                                                      --------
NET INVESTMENT INCOME                                                   95,057
                                                                      --------
NET REALIZED GAIN ON INVESTMENTS                                        16,697
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                   (37,883)
                                                                      --------
NET LOSS ON INVESTMENTS                                                (21,186)
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 73,871
                                                                      --------
                                                                      --------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds U.S. Government Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2002 and 2001

                                                                                                  2002               2001
                                                                                                --------           --------
OPERATIONS:
   Net investment income                                                                       $    95,057        $   190,915
   Net realized gain (loss) on investments                                                          16,697            (36,062)
   Net change in unrealized appreciation on investments                                            (37,883)           105,899
                                                                                               -----------        -----------
        Net increase in net assets resulting from operations                                        73,871            260,752
                                                                                               -----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.2165 and $0.4338 per share, respectively)              (95,057)          (190,915)
                                                                                               -----------        -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (111,795 and 136,915 shares, respectively)                        1,089,301          1,329,477
   Net asset value of shares issued in distributions (10,042 and 20,352 shares, respectively)       97,831            197,217
   Cost of shares redeemed (207,087 and 163,406 shares, respectively)                           (2,018,485)        (1,585,844)
                                                                                               -----------        -----------
        Net decrease in net assets derived from Fund share activities                             (831,353)           (59,150)
                                                                                               -----------        -----------
        TOTAL (DECREASE) INCREASE                                                                 (852,539)            10,687
NET ASSETS AT THE BEGINNING OF THE YEAR                                                          4,585,728          4,575,041
                                                                                               -----------        -----------
NET ASSETS AT THE END OF THE YEAR                                                              $ 3,733,189        $ 4,585,728
                                                                                               -----------        -----------
                                                                                               -----------        -----------

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                           FOR THE YEARS ENDED SEPTEMBER 30,
                                                              ------------------------------------------------------------------
                                                               2002           2001           2000           1999           1998
                                                              ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                           $  9.77        $  9.62        $  9.65        $  9.81        $  9.76
Income from investment operations:
   Net investment income                                        0.22           0.43           0.49           0.47           0.53
   Net realized and unrealized (loss) gain on investments      (0.05)          0.15          (0.03)         (0.16)          0.05
                                                             -------        -------        -------        -------        -------
Total from investment operations                                0.17           0.58           0.46           0.31           0.58

Less distributions:
   Dividends from net investment income                        (0.22)         (0.43)         (0.49)         (0.47)         (0.53)
   Distribution from net realized gains                           --             --             --             --             --
                                                             -------        -------        -------        -------        -------
Total from distributions                                       (0.22)         (0.43)         (0.49)         (0.47)         (0.53)
                                                             -------        -------        -------        -------        -------
Net asset value, end of year                                 $  9.72        $  9.77        $  9.62        $  9.65        $  9.81
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------
TOTAL INVESTMENT RETURN                                        1.72%          6.19%          4.85%          3.18%          6.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                           3,733          4,586          4,575          4,135          3,074
Ratio of expenses (after reimbursement)
  to average net assets*<F16>                                  0.90%          0.90%          0.90%          0.90%          0.90%
Ratio of net investment income
  to average net assets**<F17>                                 2.24%          4.50%          5.04%          4.78%          5.40%
Portfolio turnover rate                                       138.1%          18.6%          17.0%             --             --

 *<F16> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 2.00%, 2.09%, 1.93%, 2.15% and 2.37% for the years ended September 30, 2002, 2001, 2000, 1999 and 1998, respectively.
**<F17> The ratios of net investment income prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 2002, 2001, 2000, 1999 and 1998 would have been 1.14%,
          3.31%, 4.01%, 3.53% and 3.93%, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Money Market Fund
STATEMENT OF NET ASSETS
September 30, 2002

 PRINCIPAL
   AMOUNT                                                 RATING       VALUE
 ---------                                                ------       -----
SHORT-TERM INVESTMENTS -- 100.2% (A)<F18>

               U.S. TREASURY SECURITIES -- 92.5%
$1,000,000     U.S. Treasury Bills, 1.50%, due 10/03/02             $  999,917
 1,000,000     U.S. Treasury Bills, 1.48%, due 10/10/02                999,630
 1,000,000     U.S. Treasury Bills, 1.55%, due 10/17/02                999,311
 1,000,000     U.S. Treasury Bills, 1.54%, due 10/24/02                999,016
 1,000,000     U.S. Treasury Bills, 1.55%, due 10/31/02                998,708
 1,000,000     U.S. Treasury Bills, 1.50%, due 11/07/02                998,458
 1,000,000     U.S. Treasury Bills, 1.55%, due 11/14/02                998,106
 1,000,000     U.S. Treasury Bills, 1.55%, due 11/21/02                997,804
 1,000,000     U.S. Treasury Bills, 1.53%, due 12/05/02                997,238
                                                                    ----------
               Total U.S. treasury securities
                 (amortized cost $8,988,188)                         8,988,188

               VARIABLE RATE DEMAND NOTES -- 7.7%
   365,189     U.S. Bank, N.A.                             A1+P1       365,189
   384,000     Wisconsin Corporate Central Credit Union    A1+P1       384,000
                                                                    ----------
               Total variable rate demand notes
                 (cost $749,189)                                       749,189
                                                                    ----------
               Total investments
                 (amortized cost $9,737,377)                         9,737,377
               Liabilities, less cash and
                 receivables -- (0.2%) (A)<F18>                        (21,559)
                                                                    ----------
               NET ASSETS                                           $9,715,818
                                                                    ----------
                                                                    ----------
               Net Asset Value Per Share ($0.01 par value
                 500,000,000 shares authorized), offering and
                 redemption price ($9,715,818 / 9,715,818
                 shares outstanding)                                $     1.00
                                                                    ----------
                                                                    ----------

   (a)<F18> Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Money Market Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2002

INCOME:
   Interest                                                           $209,423
                                                                      --------

EXPENSES:
   Management fees                                                      60,090
   Transfer agent fees                                                  25,221
   Professional fees                                                    18,893
   Administrative services                                              16,260
   Registration fees                                                    12,770
   Printing and postage expense                                          5,095
   Custodian fees                                                        3,982
   Board of Directors fees                                               3,000
   Other expenses                                                        1,366
                                                                      --------
        Total operating expenses before interest expense,
          reimbursement and management fee waiver                      146,677
   Interest expense                                                      2,028
                                                                      --------
        Total expenses before reimbursement
          and management fee waiver                                    148,705
   Less expenses assumed by adviser                                    (68,562)
                                                                      --------
        Net expenses                                                    80,143
                                                                      --------
NET INVESTMENT INCOME                                                  129,280
NET REALIZED LOSS ON INVESTMENTS                                        (2,412)
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $126,868
                                                                      --------
                                                                      --------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Money Market Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2002 and 2001

                                                                                                2002                2001
                                                                                             ----------          ----------
OPERATIONS:
   Net investment income                                                                    $     129,280       $     833,485
   Net realized (loss) gain on investments                                                         (2,412)              9,482
                                                                                            -------------       -------------
        Net increase in net assets resulting from operations                                      126,868             842,967
                                                                                            -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.0103 and $0.0421 per share, respectively)            (126,868)           (842,967)
                                                                                            -------------       -------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (163,140,033 and 274,668,696 shares, respectively)             163,140,033         274,668,696
   Net asset value of shares issued in distributions (137,323
     and 877,520 shares, respectively)                                                            137,323             877,520
   Cost of shares redeemed (169,028,083 and 288,289,872 shares, respectively)                (169,028,083)       (288,289,872)
                                                                                            -------------       -------------
        Net decrease in net assets derived from Fund share activities                          (5,750,727)        (12,743,656)
                                                                                            -------------       -------------
        TOTAL DECREASE                                                                         (5,750,727)        (12,743,656)
NET ASSETS AT THE BEGINNING OF THE YEAR                                                        15,466,545          28,210,201
                                                                                            -------------       -------------
NET ASSETS AT THE END OF THE YEAR                                                           $   9,715,818       $  15,466,545
                                                                                            -------------       -------------
                                                                                            -------------       -------------

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                              FOR THE YEARS ENDED SEPTEMBER 30,
                                                              ------------------------------------------------------------------
                                                               2002           2001           2000           1999           1998
                                                              ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                           $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
Income from investment operations:
   Net investment income                                        0.01           0.04           0.05           0.04           0.05
Less distributions:
   Dividends from net investment income                        (0.01)         (0.04)         (0.05)         (0.04)         (0.05)
                                                             -------        -------        -------        -------        -------
Net asset value, end of year                                 $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------
TOTAL INVESTMENT RETURN                                        1.03%          4.29%          5.34%          4.46%          4.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                           9,716         15,467         28,210         16,462          4,879
Ratio of operating expenses before interest expense
  (after reimbursement) to average net assets*<F19>            0.65%          0.65%          0.65%          0.65%          0.65%
Ratio of interest expense to average net assets                0.02%          0.01%          0.01%            N/A            N/A
Ratio of net investment income to average net assets**<F20>    1.08%          4.29%          5.24%          4.35%          4.88%

  *<F19> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 1.22%, 1.09%, 1.16%, 1.37% and 1.96% for the years ended September 30, 2002, 2001, 2000, 1999 and 1998, respectively. **<F20> If the Fund had paid all of its expenses, the ratios would have been
          0.51%, 3.85%, 4.74%, 3.63% and 3.57% for the years ended September 30, 2002, 2001, 2000, 1999 and 1998, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
September 30, 2002

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

     The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the "Company"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of a series of five funds: the Reynolds Blue Chip Growth Fund ("Blue Chip Fund"), the Reynolds Opportunity Fund ("Opportunity Fund"), the Reynolds Fund ("Reynolds Fund"), the Reynolds U.S. Government Bond Fund ("Government Bond Fund") and the Reynolds Money Market Fund ("Money Market Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Maryland on April 28,1988.

     The investment objective of the Blue Chip Fund is to produce long-term growth of capital, with current income as a secondary objective, by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as "blue chip" companies; the investment objective of the Opportunity Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks having above average growth characteristics; the investment objective of the Reynolds Fund is to produce long-term growth of capital; the investment objective of the Government Bond Fund is to provide a high level of current income by investing in a diversified portfolio of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; and the investment objective of the Money Market Fund is to provide a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value, by investing in a diversified portfolio of high-quality, highly liquid money market instruments.

     (a) Each security for the Blue Chip Fund, Opportunity Fund, Reynolds Fund and Government Bond Fund, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments with maturities of 60 days or less held by these Funds and all instruments held by the Money Market Fund are valued at amortized cost which approximates quoted market value. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on securities are computed on the identified cost basis.

     (c) The Funds record dividend income on the ex-dividend date and interest income on the accrual basis.

     (d) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

     The Funds have management agreements with Reynolds Capital Management ("RCM"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund will pay RCM a monthly management fee at the annual rate of 1% of such Funds' daily net assets; from the Government Bond Fund a monthly fee of 0.75% of such Fund's daily net assets; and from the Money Market Fund a monthly fee of 0.5% of such Fund's daily net assets. For the year ended September 30, 2002, RCM voluntarily waived $31,891 and $60,090 of the management fees due from the Government Bond Fund and the Money Market Fund, respectively, under the agreements.

     In addition, RCM has voluntarily reimbursed the Government Bond Fund and the Money Market Fund for expenses over 0.90% and 0.65%, respectively, of the daily net assets of such Fund totaling $14,732 and $8,472. These voluntary reimbursements to the Government Bond Fund and the Money Market Fund may be modified or discontinued at any time by RCM.

     The Funds have administrative agreements with Fiduciary Management, Inc. ("FMI"), with whom certain officers of the Funds are affiliated, to supervise all aspects of the Funds' operations except those per#formed by RCM pursuant to the management agreements. Under the terms of the agreements, the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of such Funds' daily net assets up to and including $30,000,000 and 0.1% of such Funds' daily net assets in excess of $30,000,000; and the Government Bond Fund and the Money Market Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of such Funds' daily net assets.

     The Blue Chip Fund, Opportunity Fund and the Reynolds Fund have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each Fund adopting it may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of such Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

(3)  CREDIT FACILITY --

     U.S. Bank, N.A. has made available to Blue Chip Fund, Opportunity Fund, Reynolds Fund and Money Market Fund a credit facility pursuant to the respective Credit Agreements dated August 7, 2000 for the purpose of having cash available to cover incoming redemptions. The Reynolds Fund can also use the credit facility to purchase securities. The Credit Agreements expire July 31, 2003. The terms of the respective agreements are as follows:

                                                  BLUE CHIP          OPPORTUNITY           REYNOLDS          MONEY MARKET
                                                     FUND                FUND                FUND                FUND
                                                  ---------          -----------           --------          ------------
     Payment Terms                              Due in 45 days      Due in 45 days      Due in 90 days      Due in 45 days
     Interest                                  Prime Rate - 1%     Prime Rate - 1%     Prime Rate - 1%     Prime Rate - 1%
     Unused Line Fees                               0.10%               0.10%               0.10%               0.10%
     Credit Limit                                 $5,000,000          $3,000,000          $5,500,000          $2,000,000
     Average Daily Balance Outstanding             $510,266            $146,326            $959,027              $455
     Maximum Amount Outstanding                   $5,000,000          $3,000,000          $4,665,000           $115,000
     Interest Expense                              $24,265              $8,603             $42,247              $2,028

(4)  DISTRIBUTION TO SHAREHOLDERS --

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)  INVESTMENT TRANSACTIONS --

     For the year ended September 30, 2002, purchases and proceeds of sales of investment securities of the Blue Chip Fund (excluding short-term securities) were $96,832,020 and $113,896,335, respectively; purchases and proceeds of sales of investment securities of the Opportunity Fund (excluding short-term securities) were $43,401,845 and $41,342,121, respectively; purchases and proceeds of sales of long-term investment securities of the Reynolds Fund (excluding short-term securities) were $65,774,001 and $67,915,058, respectively; and purchases and proceeds of sales of long-term investment securities for the Government Bond Fund (excluding short-term securities) were $2,954,078 and $2,315,344, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

     As of September 30, 2002, liabilities of the Funds included the following:

                                                           BLUE CHIP     OPPORTUNITY      REYNOLDS       GOVERNMENT   MONEY MARKET
                                                              FUND           FUND           FUND         BOND FUND        FUND
                                                           ---------     -----------      --------       ---------    ------------
     Payable to brokers for securities purchased          $    276,604    $   874,195    $ 2,880,921     $       --     $       --
     Payable to RCM for management fees                         72,529         12,727          9,464             --             --
     Payable to shareholders for redemptions                    22,057             --             --             --             --
     Interest payable                                              417            250          4,057            N/A            167
     Other liabilities                                         111,327         71,666         32,763            858          7,997

(7)  SOURCES OF NET ASSETS --

     As of September 30, 2002, the sources of net assets were as follows:

                                                           BLUE CHIP     OPPORTUNITY      REYNOLDS       GOVERNMENT   MONEY MARKET
                                                              FUND           FUND           FUND         BOND FUND        FUND
                                                           ---------     -----------      --------       ---------    ------------
     Fund shares issued and outstanding                   $215,679,726    $15,534,561    $56,524,571     $4,004,166     $9,715,818
     Net unrealized (depreciation) appreciation
       on investments                                      (33,555,279)      (528,425)    (8,297,973)        10,867             --
     Accumulated net realized loss
       on investments                                     (102,091,731)      (941,125)   (37,746,066)      (281,844)            --
                                                          ------------    -----------    -----------     ----------     ----------
                                                          $ 80,032,716    $14,065,011    $10,480,532     $3,733,189     $9,715,818
                                                          ------------    -----------    -----------     ----------     ----------
                                                          ------------    -----------    -----------     ----------     ----------

(8)  INCOME TAX INFORMATION --

     The following information for the Funds is presented on an income tax basis as of September 30, 2002:

                                                                                                  NET UNREALIZED
                                                    GROSS           GROSS       (DEPRECIATION)    DISTRIBUTABLE     DISTRIBUTABLE
                                   COST OF        UNREALIZED      UNREALIZED     APPRECIATION        ORDINARY         LONG-TERM
                                 INVESTMENTS     APPRECIATION    DEPRECIATION   ON INVESTMENTS        INCOME        CAPITAL GAINS
                                 -----------     ------------    ------------   --------------    --------------    -------------
     Blue Chip Fund              $120,022,028    $24,551,924     $66,433,984     $(41,882,060)          $0               $0
     Opportunity Fund              13,567,975      3,202,638       3,853,607         (650,969)           0                0
     Reynolds Fund                 20,304,312         14,886      11,425,270      (11,410,384)           0                0
     Government Bond Fund           3,709,863         10,867              --           10,867            0                0
     Money Market Fund              9,737,377             --              --               --            0                0

     The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the year ended September 30, 2002, capital loss carryovers (expiring in varying amounts through 2010) as of September 30, 2002, and tax basis post-October losses as of September 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                    ORDINARY         LONG-TERM       NET CAPITAL
                                     INCOME        CAPITAL GAINS         LOSS        POST-OCTOBER
                                 DISTRIBUTIONS     DISTRIBUTIONS      CARRYOVERS        LOSSES
                                 -------------     -------------      ----------     ------------
     Blue Chip Fund                 $      0          $     0       $91,587,898       $2,177,052
     Opportunity Fund                      0           67,556           528,131          290,450
     Reynolds Fund                         0                0        31,295,213        3,338,442
     Government Bond Fund             95,057                0           281,844*<F21>          0
     Money Market Fund               126,868                0                 0                0

     *<F21> The Government Bond Fund has capital loss carryovers of $231,244 which will expire September 30, 2003.

     Since there were no ordinary distributions paid for the year ended September 30, 2002 for the Blue Chip, Opportunity or Reynolds Funds, there are no distributions designated as qualifying for the dividends received deduction for corporate shareholders.

(PRICEWATERHOUSECOOPERS LOGO)

100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI 53202
414-212-1600

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Reynolds Funds, Inc.

  In our opinion, the accompanying statements of net assets of Reynolds Blue Chip Growth Fund, Reynolds U.S. Government Bond Fund and Reynolds Money Market Fund and the statements of assets and liabilities and the schedules of investments of Reynolds Opportunity Fund and Reynolds Fund (collectively constituting Reynolds Funds, Inc., hereafter referred to as the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at September 30, 2002, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

October 30, 2002

Reynolds Funds, Inc.
DIRECTORS AND OFFICERS

                                                                                                         # OF FUNDS   OTHER
                                              TERM OF                                                    IN COMPLEX   DIRECTORSHIPS
                                 POSITION     OFFICE AND                                                 OVERSEEN     HELD BY
NAME, AGE                        HELD WITH    LENGTH OF          PRINCIPAL OCCUPATION                    BY DIRECTOR  DIRECTOR
AND ADDRESS                      THE FUNDS    TIME SERVED        DURING PAST FIVE YEARS                  OR OFFICER   OR OFFICER
-----------                      ---------    -----------        ----------------------                  ----------   ----------

"DISINTERESTED PERSONS" OF THE FUNDS:

Dennis N. Moser, 60              Director     Indefinite Term    Mr. Moser is an independent consultant.      5       None
77 Stockbridge                                Since January      From 2000 to 2001 he was the Chief
Atherton, CA  94026                           2002               Information Officer of Schoolpop, Inc.,
                                                                 a fund raising firm.  Prior to that time
                                                                 he was a Senior Vice President of Visa
                                                                 International, Inc.

Robert E. Stauder, 72            Director     Indefinite Term    Mr. Stauder is retired.  He was a            5       Tectonic
5 Marsh Drive                                 Since 1988         principal of Robinson Mills + Williams,              Capital, Inc.
Mill Valley, CA  94941                                           an architectural and interior design firm,
                                                                 from 1991 until 1996.

"INTERESTED PERSONS" OF THE FUNDS:

Frederick L. Reynolds,*<F22> 60  Director,    Indefinite Term    Mr. Reynolds is the sole proprietor of       5       The Mutual
Wood Island, Third Floor         President    Since 1988         Reynolds Capital Management, the Fund's              Fund
80 East Sir Francis              and          President and      investment adviser, organized in April,              Education
  Drake Boulevard                Treasurer    Treasurer since    1985.                                                Alliance
Larkspur, CA  94939                           1988

Camille F. Wildes, 50            Secretary    Since 1988         Ms. Wildes is a Vice President of Fiduciary  5       None
225 East Mason Street                                            Management, Inc., the Funds' Administrator,
Milwaukee, WI  53202                                             and has been employed by such firm in
                                                                 various capacities since December, 1982.

*<F22> Mr. Reynolds is the only director who is an "interested person" of the Company as that term is defined in the Investment Company Act of 1940. Mr. Reynolds is an "interested person" of the Company by reason of his being on officer of the Company and the sole proprietor of the Adviser.

For additional information about the Directors and Officers, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge.

                                 REYNOLDS FUNDS
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939
                             www.reynoldsfunds.com

                               BOARD OF DIRECTORS
                                DENNIS N. MOSER
                             FREDERICK L. REYNOLDS
                               ROBERT E. STAUDER

                               INVESTMENT ADVISER
                          REYNOLDS CAPITAL MANAGEMENT
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                           Milwaukee, Wisconsin 53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-773-9665
                               OR 1-800-7REYNOLDS
                                 1-414-765-4124

                                   CUSTODIAN
                   U.S. Bank Institutional Trust and Custody
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202